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                                                                   EXHIBIT 99.4


                      AMENDMENT NO. 1 TO SUBSCRIPTION AGREEMENT


     This AMENDMENT No. 1 to Subscription Agreement (the "Amendment") is made as of the 29th day of December, 1997, by and between MEDIA LOGIC, INC., a Massachusetts corporation (the "Company"), and the party whose name and address is set forth on the signature page hereof (the "Holder").

    WHEREAS, the Company and the Holder entered into a subscription agreement (the "Agreement") dated March 24, 1997 for the purchase of 7% Convertible Subordinated Debentures Due March 24, 2000 (the "Debentures"), which Debentures are convertible into the common stock, $.01 par value per share (the "Common Stock"), of the Company;

    WHEREAS, the Company entered into Securities Purchase Agreements (the "Securities Purchase Agreements") with Imprimis SB L.P. and Wexford Spectrum Investors LLC (together, the "Buyers") dated December 22, 1997, for the purchase of an aggregate of 1,700,000 shares of Common Stock and warrants to purchase up to an aggregate of 2,000,000 shares of Common Stock;

    WHEREAS, as a closing condition under the Securities Purchase Agreements, there is required to be a minimum conversion price at which the Debentures may be converted into the Common Stock;

    WHEREAS, the Company and the Holder desire to amend the Agreement to reflect certain changes in the terms of the Agreement as agreed by them.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder agree as follows:

1.  Section 9.1 of the Agreement is hereby amended as follows:

         Notwithstanding anything provided in Section 9.1 of the Agreement, from the date hereof until thirty (30) days after the Closing Date (as defined in the Securities Purchase Agreements), the Debentures will only be convertible into Common Stock at a price of ninety cents ($.90) per share of Common Stock and, thereafter, shall be convertible at the terms originally set forth in Section 9.1 of the Agreement, subject to a minimum conversion price of ninety cents ($.90) per share of Common Stock.

2. Except as modified by this Amendment, the Agreement shall remain in full force and effect.

    Pursuant to Section 16 of the Agreement, this Amendment shall become effective if the holder or holders of at least 50% of the principal amount of the Debentures outstanding on the date hereof agree hereto in writing. This Amendment may be executed in any number of counterparts, each of which shall constitute an original. Facsimile signatures are considered to be originals and shall have the same effect.

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    IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written.

                             MEDIA LOGIC, INC.


                             By:  /s/ William E. Davis, Jr.
                                  __________________________________
                                  William E. Davis, Jr.
                                  Chief Executive Officer and President

                             Name of Holder
                             (Individual or Institution)

                             _____________________________________

                             Name and Title of Individual representing Holder (if an institution)

                             _____________________________________



                             Signature of Individual Holder or Individual
                             Representing Holder

                             _____________________________________


                             Address: _____________________________
                             _____________________________________
                             _____________________________________

                             Telephone: _______________________________________
                             Telefax: _______________________________________


                             AGGREGATE AMOUNT OF DEBENTURES
                             HELD AS OF THE DATE HEREOF:
                             _____________________________________


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